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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  May 16, 2000
                Date of Report (Date of earliest event reported)

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                             The Pioneer Group, Inc.

                             THE PIONEER GROUP, INC.
             (exact name of registrant as specified in its charter)

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             DELAWARE                     0-8841                  13-5657669
 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
  incorporation or organization)                             Identification No.)

 60 STATE STREET, BOSTON, MASSACHUSETTS                              02109
(Address of principal executive offices)                           (Zip Code)

                                  617-742-7825
              (Registrant's telephone number, including area code)

                                   NO CHANGES
   (Former name, former address and former fiscal year, if changes since last report)



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Item 5. Other Events.

     On May 14, 2000, The Pioneer Group, Inc. (the "Company") entered into an Agreement and Plan of Merger between the Company and UniCredito Italiano S.p.A. The agreement is attached as Exhibit 2.1. hereto. On the same date, the Company issued a press release regarding such agreement which is attached as Exhibit
99.1 hereto.

Item 7(c). Exhibits.

   See Exhibit Index.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 2000

                                                THE PIONEER GROUP, INC.

                                                   /s/ ERIC W. RECKARD
                                             ----------------------------------
                                                      Eric W. Reckard,
                                                  Executive Vice President
                                                Chief Financial Officer and
                                                         Treasurer


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EXHIBIT INDEX

 2.1 Agreement and Plan of Merger between the Company and UniCredito Italiano S.p.A.
99.1    Press release dated May 14, 2000.
99.2    Form of Distribution Agreement
99.3    Form of Tax Separation Agreement


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